    As filed with the Securities and Exchange Commission on November 8, 1999
                                         Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     Under
                           The Securities Act of 1933

                         Hanger Orthopedic Group, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                              84-0904275
   -------------------------------         ----------------------------
   (State or other jurisdiction of         (IRS Employer Identification
   incorporation or organization)                    Number)

         Two Bethesda Metro Center-Suite 1200, Bethesda, Maryland 20814
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          (Address of Principal Executive Offices including Zip Code)

            Hanger Orthopedic Group, Inc. 1991 Stock Option Plan and
               1993 Stock Option Plan for Non-Employee Directors
-------------------------------------------------------------------------------
                              (Full title of plan)

                                 Ivan R. Sabel

          Chairman of the Board, President and Chief Executive Officer
                         Hanger Orthopedic Group, Inc.
                     Two Bethesda Metro Center - Suite 1200
                            Bethesda, Maryland 20814
                                 (301) 986-0701
       -------------------------------------------------------------
        (Name, address and telephone number of agent for services)

                                   Copies to:

                              Arthur H. Bill, Esq.
                        Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N.W. (Suite 825)
                            Washington, D.C.  20036

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------
 Title of      Amount                         Proposed Maximum
 Securities    to be       Proposed Maximum      Aggregate       Amount of
  to be      registered    Offering Price     Offering Price   Registration
Registered        (1)        Per Share (2)           (2)            Fee
---------------------------------------------------------------------------
Common Stock,   6,500,000     $12.34            $80,210,000     $22,298.38
$.01 par value    shares

Common Stock,     754,697
$.01 par value    shares (3)
---------------------------------------------------------------------------

         (1) Includes an indeterminate number of shares of Common Stock that may be issuable by reason of stock splits, stock dividends or similar transactions in accordance with Rule 416 under the Securities Act of 1933.

         (2) The amounts are based upon the average of the high and low sale prices for the Common Stock as reported on the New York Stock Exchange on November 1, 1999 and are used solely for the purpose of calculating the registration fee pursuant to paragraphs (c) and (h)(1) of Rule 457 under the Securities Act of 1933.

         (3) No filing fee is required with respect to these shares because they were registered under a Form S-8 (File No. 33-63191) filed by the Registrant on October 4, 1995. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement is deemed to include such previously registered shares and such prior Registration Statement.

                  PART I - INFORMATION REQUIRED IN PROSPECTUS

                  The information called for in Part I of Form S-8 is not being filed with or included in this Form S-8 (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC").

                  PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.           Incorporation of Documents by Reference.

                  The following documents previously filed by Hanger Orthopedic Group, Inc. (the "Company") (SEC File No. 1-10670) with the SEC pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated in this Registration Statement by reference and deemed to be a part hereof:

                  1. The Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                  2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1999.

                  3. The Company's Current Reports on Form 8-K (i) dated July 1, 1999 and filed on July 15, 1999 and (ii) dated and filed on October 22, 1999.

                  4. The description of the Company's Common Stock, par value $.01 per share (the "Common Stock"), contained in the Company's Registration Statement on Form 8-A, as filed on December 14, 1990 under Section 12(b) of the Exchange Act.

                  In addition, all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing of such documents; provided, however, that the documents enumerated above or subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act in each year during which the offering made by this Registration Statement is in effect prior to the filing with the SEC of the Company's Annual Report on Form 10-K covering such year shall not be deemed incorporated by reference in this Registration Statement and shall not be a part hereof from and after the filing of such Annual Report on Form 10-K.

                  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be

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
incorporated by reference herein modifies or supesedes such statement. Any such statement so modified or superseded, to constitute a part of this Registration Statement.

                  The Company hereby undertakes to provide without charge to each person who has received a copy of the prospectus to which this Registration Statement relates, upon the written or oral request of any such person, a copy of any or all the documents that have been or may be incorporated by reference into this Registration Statement, other than exhibits to such documents (unless such exhibits are incorporated therein by reference).

Item 4.           Description of Securities.

                  Not Applicable.

Item 5.           Interests of Named Experts and Counsel.

                  Not Applicable.

Item 6.           Indemnification of Directors and Officers.

                  The Company is permitted by Delaware law and required by its Certificate of Incorporation and its By-laws to indemnify any director or officer or former director of officer against all expenses and liabilities reasonably incurred by him or her in connection with any legal action in which such person is involved by reason of his or her position with the Company unless he or she is adjudged liable for negligence or misconduct in the performance of his or her duties as a director or officer. If any such action is settled, the Company will provide indemnification only if the Board of Directors approves such settlement after receiving an opinion of counsel for the Company that settlement is in the Company's best interest.

Item 7.           Exemption from Registration Claimed.

                  Not Applicable.

Item 8.           Exhibits.

Exhibit
 Number           Description
--------          ------------
4(a)              1991 Stock Option Plan. (Filed herewith.)

4(b)              1993 Stock Option Plan for Non-Employee Directors.
                  (Incorporated herein by reference to Exhibit 4(b) to the Company's Registration Statement on Form S-8 (File No.
                  33-63191) filed on October 4, 1995.)

5                 Legal opinion, dated November 5, 1999, of Freedman, Levy,
                  Kroll & Simonds, counsel to the Company, as to the legality of shares offered. (Filed herewith.)

23(a)             Consent of PricewaterhouseCoopers LLP. (Filed herewith.)

23(b)             Consent of PricewaterhouseCoopers LLP.  (Filed herewith.)

23(c)             Consent of PricewaterhouseCoopers LLP (Filed herewith.)

23(d)             Consent of Freedman, Levy, Kroll & Simonds.  (Included in
                  Exhibit 5 hereto).

24 Power of Attorney. (Included on signature page of this Registration Statement.)

Item 9.           Undertakings.

                  1.       The Company hereby undertakes:

                            (a) To file, during any period in
                            which offers or sales are being made, a
                            post-effective amendment to this Registration
                            Statement:

                                (i)      To include any prospectus required by
                                         Section 10(a)(3) of the Securities
                                         Act;

                                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually, or in the aggregate, represent a fundamental change in the information set forth in the
                                         Registration Statement;

                                (iii)    To include any material information
                                         with respect to the plan of
                                         distribution not previously disclosed
                                         in the Registration Statement or any
                                         material change to such information in
                                         the Registration Statement;

                  Provided, however, that paragraphs (a)(1) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                            (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                            (c) To remove from registration by means of a

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
                            post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  2. The Company hereby undertakes that, for the purpose of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that it incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will governed by the final adjudication of such issue.

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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on this 4th day of November, 1999.

                                     HANGER ORTHOPEDIC GROUP, INC.

                                 By:/s/ Ivan R. Sabel
                                    ------------------------------
                                    Ivan R. Sabel
                                    Chairman of the Board
                                     and Chief Executive Officer

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints IVAN R. SABEL and/or RICHARD A. STEIN as his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                           Title                                 Date
----------                                          -----                                 ----
                                                    Chairman of the Board, Chief         November 4, 1999
/s/ Ivan R. Sabel                                   Executive Officer and Director
------------------------------------                (Principal Executive Officer)
Ivan R. Sabel

                                                    Executive Vice President, Chief      November 4, 1999
/s/Richard A. Stein                                 Financial Officer, Treasurer and
------------------------------------                Secretary (Principal Financial
Richard A. Stein                                    Officer)

/s/ Mitchell J. Blutt                               Director                              November 4, 1999
------------------------------------
Mitchell J. Blutt, M.D.

/s/ Edmond E. Charrette                             Director                              November 4, 1999
------------------------------------
Edmond E. Charrette, M.D.

/s/ Thomas P. Cooper                                Director                              November 4, 1999
------------------------------------
Thomas P. Cooper, M.D.

/s/ Robert J. Glaser                                Director                              November 4, 1999
------------------------------------
Robert J. Glaser, M.D.

/s/ C. Raymond Larkin, Jr.                          Director                              November 4, 1999
------------------------------------
C. Raymond Larkin, Jr.


/s/ Risa J. Lavizzo-Mourey                          Director                              November 4, 1999
------------------------------------
Risa J. Lavizzo-Mourey, M.D.

/s/ William L. McCulloch                            Director                              November 4, 1999
------------------------------------
William L. McCulloch

/s/ H.E. Thranhardt                                 Director                              November 4, 1999
------------------------------------
H.E. Thranhardt

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


                                  EXHIBIT INDEX

Item 8.  Exhibits.

Exhibit
 Number           Description
-------           -----------
4(a)              1991 Stock Option Plan. (Filed herewith.)

4(b)              1993 Stock Option Plan for Non-Employee Directors.
                  (Incorporated herein by reference to Exhibit 4(b) to the Company's Registration Statement on Form S-8 (File No. 33-63191) filed on October 4, 1995.)

5 Legal opinion, dated November 5, 1999, of Freedman, Levy, Kroll & Simonds, counsel to the Company, as to the legality of shares offered. (Filed herewith.)

23(a)             Consent of PricewaterhouseCoopers LLP  (Filed herewith.)

23(b)             Consent of PricewaterhouseCoopers LLP. (Filed herewith.)

23(c)             Consent of PricewaterhouseCoopers LLP.  (Filed herewith.)

23(d)             Consent of Freedman, Levy, Kroll & Simonds.  (Included in
                  Exhibit 5 hereto.)

24 Power of Attorney. (Included on signature page of this Registration Statement.)




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